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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2004

SAN RAFAEL BANCORP
(Exact name of registrant as specified in its charter)

California	333-105991	68-0175592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
851 Irwin Street, San Rafael California		94901
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (415) 454-1212

N/A
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

  (b)
  Exhibits

  99.1
  Press release announcing earnings for the quarter and full year ended December 31, 2003.

Item 12.    Results of Operations and Financial Condition

        Earnings Release.    On January 14, 2004, San Rafael Bancorp issued a press release announcing its earnings for the quarter and full year ended December 31, 2003. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2004,	SAN RAFAEL BANCORP
/s/ MICHAEL MOULTON Michael Moulton, Chief Financial Officer (Principal Financial Officer)

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition
SIGNATURES